Securities Act File No. 333-100654

Investment Company Act File No. 811-21237

 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	x
Pre-Effective Amendment No.	¨
Post-Effective Amendment No. 485	x
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	x
Amendment No. 486	x

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (513) 587-3400

Elisabeth Dahl

Secretary

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copies to:

Cassandra W. Borchers, Esq.

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

(513) 352-6632

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)

[X]	on March 29, 2020 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on (date) pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

SYMONS VALUE INSTITUTIONAL FUND
(SVTIX)

PROSPECTUS

March 29, 2020

650 Washington Road, Suite 800
Pittsburgh, Pennsylvania 15228
(877) 679-6667
www.symonsfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (877) 679-6667. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper form will apply to all funds held with your financial intermediary.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective

The investment objective of the Symons Value Institutional Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	NONE
Other Expenses
Administrative Services Fees	0.10%
Remaining Other Expenses	0.87%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.89%
Fee Waiver and/or Expense Reimbursement[1]	(0.90%)
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	0.99%

1

The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the Fund’s average daily net assets through March 31, 2030. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued by companies, with market capitalizations at the time of purchase above approximately $500 million, that are trading at attractive prices and that appear to have limited downside price risk over the long term.

The Fund’s investment adviser, Symons Capital Management, Inc. (the “Adviser”), utilizes market capitalization screens (sufficient stock size) and average trading volume screens (sufficient stock liquidity) to identify stocks that are possible candidates for investment. The Adviser then utilizes several additional investment screens (including price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation and amortization) to reduce the universe to a limited number of issuers that fit the Adviser’s investment criteria. The Adviser then performs a fundamental analysis of each of the candidates to identify approximately 25-40 companies that the Adviser believes are “value” companies. The Adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the Adviser, and that does not appear to present significant downside price risk. The Adviser’s “value” strategy places a strong emphasis on risk aversion.

The Fund typically holds approximately 25-40 companies, representing various products or service lines of business. To the extent the Adviser can find “value” companies whose stocks are trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Fund may hold a large portion of its assets in any one sector at a given time.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity real estate investment trusts (“REITs”), and shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Fund may invest in inverse and leveraged ETFs. Inverse ETFs typically seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily basis, while leveraged ETFs seek to multiply the return, or the inverse of the return, of the tracked index (e.g., twice the return). The Fund also may invest in ETFs whose portfolios primarily consist of commodities. The Fund may invest in equity securities of foreign issuers directly or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund may use options for purposes consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

If the Adviser believes, based on its valuation methodology, that stocks in general are over-valued, or if the Adviser cannot find “value” companies whose stocks are trading at sufficiently attractive prices, a significant portion of the Fund’s portfolio may be held in cash or cash equivalents, such as money market funds. This may occur on a temporary basis, or for periods of up to a year or longer. Holding a significant cash position may make it difficult or impossible for the Fund to achieve its investment objective.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●

General. Investors should carefully consider their risk tolerance before investing. As with all mutual fund investments, loss of money is a risk of investing. Please read the other risks detailed below that apply to investing in the Fund.

●

Market and Geopolitical Risk. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss. There is a risk that you may lose money by investing in the Fund.

●

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

●

Management Risk. The Fund is actively managed and is thus subject to management risk. The Adviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

●

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

●

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries, which can be more volatile or underperform relative to the market as a whole.

●

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate and risks related specifically to their structure and focus. REITs may also be less liquid and experience greater price volatility than other publicly traded securities.

●

Small- and Mid-Cap Company Risk. Securities of companies with small- and mid-size market capitalizations are often more volatile and less liquid than investments in larger companies. Small- and mid-cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

●

Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could prevent the Fund from selling a foreign security at an advantageous time or price. Investments in foreign securities indirectly through ADRs or GDRs involve risks similar to those accompanying direct investments in foreign securities, except that these securities are not necessarily denominated in the same currency as the underlying securities that they represent. Therefore, they may reduce the currency risk of investing in foreign securities.

●

Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

●

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●

Risks of Other Investment Companies. When the Fund invests in an underlying fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs and closed-end funds are subject to additional risks, such as the fact that their shares may trade at a market price above or below their net asset value (“NAV”) or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in

ETFs that invest in commodities, it will be subject to the risk that the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

●

Options Risk. The use of options involves investment techniques and risks that are different from those associated with traditional securities. If the Fund sells a put option, it may be required to buy the underlying security at a disadvantageous time or price. If the Fund sells a covered call option, it may be required to sell the underlying security at a disadvantageous time or price. The Fund may lose the entire value of the premium paid to purchase a put or call option.

●

Hedging Risk. Hedging is a strategy in which the Fund uses an option to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

●

Warrants Risk. The price of the warrants in which the Fund may invest may decline rapidly and significantly, the minimum bid price that the auction agent has set for the warrants in an offering may bear no relation to the price of the warrants after the offering, and the Fund may realize significant loss with such investments.

●

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price likely will increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

●

Cybersecurity Risks: Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The performance shown reflects the performance of the original share class of the Fund which commenced operations in December 2006. The original share class of the Fund converted into the current share class of the Fund on March 27, 2019, which is the date the current share class commenced operations. The performance of the original share class will continue to be reflected in the current performance of the Fund.

The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index and a supplemental index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Best Quarter:	1st Quarter, 2013, 10.54%
Worst Quarter:	4th Quarter, 2018, (9.31)%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
The Fund
Return Before Taxes	28.47%	6.54%	8.14%
Return After Taxes on Distributions	24.87%	3.34%	5.77%
Return After Taxes on Distributions and Sale of Fund Shares	18.38%	4.11%	5.96%
S&P 500 Index(1) (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%
S&P 500 Value Index(2) (reflects no deductions for fees, expenses or taxes)	31.93%	9.52%	12.16%

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

(1)

The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2)

The S&P 500 Value Index measures the performance of the large-capitalization value sector in the US equity market. It is a subset of the S&P 500 Index and consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics.

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 679-6667, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.symonsfunds.com.

Portfolio Management

Investment Adviser – Symons Capital Management, Inc.

Portfolio Manager – Colin E. Symons, CFA; Chief Investment Officer of the Adviser and portfolio manager of the Fund since its inception in December 2006.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$5,000 for general accounts	By Mail: Symons Institutional Funds
$2,500 for retirement or custodial accounts	c/o: Ultimus Fund Solutions, LLC
P.O. Box 46707 Cincinnati, Ohio 45246-0707

Minimum Additional Investment
$250 for all accounts	By Phone: (877) 679-6667

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

ADDITIONAL SUMMARY INFORMATION

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S
PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued by companies, with market capitalizations at the time of purchase above approximately $500 million, that are trading at attractive prices and that appear to have limited downside price risk over the long term.

Screening Process. The Fund’s Adviser utilizes market capitalization screens (sufficient stock size) and average trading volume screens (sufficient stock liquidity) to identify stocks that are possible candidates for investment. The Adviser then utilizes several additional investment screens (including price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization) to reduce the universe to a limited number of issuers that fit the Adviser’s investment criteria. These investment screens are supplemented by the Adviser’s proprietary screens to analyze data such as dividends and 52-week lows. In general, the Adviser is looking for attractive valuations resulting from a combination of characteristics, such as revenue growth, profit margins, and the general efficiency of a company’s operations (such as asset turnover), as well as special factors, such as the strength of the company’s balance sheet and barriers to entry by competitors.

Fundamental Analysis. The Adviser then performs a fundamental analysis of each of the candidates, including an analysis of each prospect’s underlying business and particular risks, to identify approximately 25-40 companies that the Adviser believes are “value” companies. The Adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the Adviser, and that does not appear to present significant downside price risk. The Adviser’s “value” strategy places a strong emphasis on risk aversion. When selecting investments for the Fund, the Adviser attempts to limit downside price risk by seeking to identify companies that exhibit some or all of the following fundamental “value” characteristics:

●	trading at low prices in relation to the Adviser’s determination of intrinsic value,
●	high dividend yields,
●	low debt levels,
●	broad, diversified product and/or service lines,
●	strong balance sheets,
●	high levels of cash and short-term securities,
●	low price to cash flow, price to earnings, and price to book ratios, and
●	high levels of tangible assets, such as plant, equipment and real estate.

The Fund typically holds approximately 25-40 companies, representing various products or service lines of business. To the extent the Adviser can find “value” companies whose stocks are trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Fund may hold a large portion of its assets in any one sector at a given time. The Fund will not hold more than 25% of its assets in any one industry.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity REITs, and shares of other investment companies, including open-end and closed-end funds and ETFs whose portfolios primarily consist of equity securities. The Fund also may invest in ETFs whose portfolios primarily consist of commodities.

The Fund may invest in inverse and leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. Inverse ETFs are subject to additional risk not generally associated with traditional ETFs. Inverse ETFs typically seek performance results that negatively correlate with the daily performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. Leveraged ETFs seek to multiply the return, or multiply the inverse of the return, of the tracked index (e.g., twice the inverse return). An investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index is designed to gain 1% when the S&P falls 1% (if it is a leveraged ETF that seeks twice the inverse return, it is designed to gain 2%), and is designed to lose 1% if the S&P gains 1% (if it is a leveraged ETF that seeks twice the inverse return, it is designed to lose 2%), before the deduction of fees and expenses. By investing in leveraged ETFs and gaining magnified short exposure to a particular index, the Fund can commit fewer assets to the investment in the securities represented in the index than would otherwise be required to gain the same exposure.

The Fund may also invest in equity securities of foreign issuers directly or through ADRs or GDRs. ADRs and GDRs are receipts issued by U.S. or global banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs may trade on U.S. exchanges while GDRs also may trade on foreign exchanges.

The Fund may use options for purposes consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and covered call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

In addition to the equity securities described above, the Fund may hold cash or invest in money market mutual funds or investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. If the Adviser believes, based on its valuation methodology, that stocks in general are over-valued, or if the Adviser cannot find “value” companies whose stocks are trading at sufficiently attractive prices, a significant portion of the Fund’s portfolio may be held in cash or cash equivalents, such as money market funds. This may occur on a temporary basis, or for periods of up to a year or longer. By keeping some cash or cash equivalents, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Fund may have difficulty meeting its investment objective if holding a significant cash position.

The Fund may invest a portion of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.

The Adviser believes in buying stocks of companies that it believes will produce favorable results over the long-term and, therefore, the Fund does not intend to purchase or sell securities for short-term trading purposes. However, the Adviser will sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the Adviser believes is its full value; there is a change in fundamentals internal or external to the company; or the Adviser believes another stock offers a more attractive investment.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●

General. Investors should carefully consider their risk tolerance before investing. As with all mutual fund investments, loss of money is a risk of investing. Please read the other risks detailed below that apply to investing in the Fund.

●

Market and Geopolitical Risk. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss. There is a risk that you may lose money by investing in the Fund.

●

Value Style Risk. The Fund invests extensively in stocks that the Adviser believes are undervalued. Value stocks involve the risk that they may never reach what the Adviser believes is their true value, either because the market does not similarly recognize what the Adviser believes to be the stock’s true value or because the Adviser’s assessment of the stock’s prospects is wrong. Value stocks may be trading at relatively low valuations as a result of experiencing adverse business developments or may be subject to special risks. While the Adviser seeks to acquire stocks for the Fund’s portfolio that are undervalued by the market and have limited downward price risk, the stocks held by the Fund may decrease in value. Different types of stocks tend to fall in and out of favor depending on market conditions, and the market may not favor value style investing.

●

Management Risk. The Adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the Adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses to the Fund and the Fund may not achieve its investment objective.

●

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

●

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

●

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; and (g) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

●

Small- and Mid-Cap Company Risk. Small- and mid-size companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of small- or mid-cap issuer at an acceptable price, especially in periods of market volatility.

●

Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. To the extent that foreign securities in the Fund’s portfolio are not U.S. dollar-denominated, there is a risk that fluctuations in the exchange rates between the U.S. dollar and the foreign currencies in which such securities are denominated may negatively affect the value of the Fund’s investments in the foreign securities. Investments in foreign securities indirectly through ADRs or GDRs involve risks similar to those accompanying direct investments in foreign securities, except that these securities are not necessarily denominated in the same currency as the underlying securities that they represent. Therefore, they may reduce the currency risk of investing in foreign securities.

●

Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

●

Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	Other Investment Company Securities Risks.

1.

Generally. When the Fund invests in an underlying fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

2.

ETF and Closed-End Fund Risks. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks: (i) an ETF or closed-end fund’s shares may trade at a market price that is above or below their NAV; (ii) an active trading market for an ETF or closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

3.

Inverse and Leveraged ETF Risks. These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

4.

Commodities Risk. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks, including risks associated with direct investments in commodities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodities. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

●

Options Risk. The use of options involves investment techniques and risks that are different from those associated with traditional securities. When the Fund sells (writes) a covered call option, the Fund assumes the risk of a decline in the market value of the security covering the option and foregoes, during the life of the option, the opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option. When the Fund sells (writes) a put option, it assumes the risk that it may be required to purchase the underlying security at an exercise price that is higher than the security’s then-current market value. The buyer of a call or put option assumes the risk of losing its entire premium invested in the option.

●

Hedging Risk. Hedging is a strategy in which the Fund uses an option to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

●

Warrants Risk. The price of the warrants in which the Fund may invest may decline rapidly and significantly, the minimum bid price that the auction agent has set for the warrants in an offering may bear no relation to the price of the warrants after the offering, and the Fund may realize significant loss with such investments.

●

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price likely will increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

●

Cybersecurity Risks: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Changes in Policies

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available at www.symonsfunds.com.

ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the Fund’s NAV determined on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Shares of the Fund generally are available for purchase only by institutional clients, such as clients of registered investment advisers, 401(k) plan participants purchasing Fund shares through third party administrators, clients and employees of the Adviser (including family members of such persons), and a limited number of certain other investors as approved from time to time by the Adviser. The Adviser considers “institutional” investors to include mutual funds, insurance companies, broker- dealers, registered investment advisers, investment management consultants, banks, trust companies, and similar organizations. Institutional investors may invest in the Fund either for their own accounts, or on behalf of their clients. All investments are subject to approval of the Adviser. The Adviser reserves the right to reject any initial or additional investment.

The minimum initial investment in the Symons Value Institutional Fund by an eligible investor is $5,000 ($2,500 for retirement accounts or custodial accounts). The Adviser may, in its sole discretion, waive these minimums in certain circumstances. The Adviser may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or other financial intermediary, you may be charged a fee (including commissions) by that intermediary.

Initial Purchase

By Mail – Your initial purchase request must include:

●	a completed and signed investment application form;
●	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund.

Be sure to indicate the type of account(s) you wish to open and the amount of money you wish to invest in each account.

Mail the application and check to:

U.S. Mail:	Symons Institutional Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Symons Institutional Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 679-6667 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC (“Ultimus”) at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the NAV determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

The minimum for additional investments in the Symons Value Institutional Fund is $250. You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

●	your name
●	the name on your account(s)
●	your account number(s)
●	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or quarterly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your automatic purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax-Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (877) 679-6667 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay annual custodial fees for your IRA, usually by redemption of sufficient shares of the Fund from your IRA, unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Administrative Services Plan

The Trust, with respect to the Fund, has adopted an Administrative Services Plan pursuant to which the Fund may pay an annual fee of up to 0.10% of the Fund’s average daily net assets to financial intermediaries that provide administrative services to shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Alternatively, the Fund may reimburse the Adviser for compensating those intermediaries. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s shares.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund because these fees are paid out of Fund assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15 business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain financial intermediaries to accept purchase and sell orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects to hold cash or cash equivalents sufficient to meet redemption requests. However, the Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with management of the Fund. These redemption methods may be used regularly and may also be used under stressed market conditions. The Fund may access a line of credit to meet redemption requests during stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a financial intermediary, you may be charged a fee (including commissions) by that financial intermediary.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Symons Institutional Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Symons Institutional Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in proper order are processed at the NAV next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 679-6667 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (877) 679-6667. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

The Fund’s Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Fund.

Ultimus, the Fund’s administrator, performs automated monitoring of short-term trading activity for the Fund. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Fund’s Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. Ultimus reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries.

Financial intermediaries may apply different or additional limits on frequent trading. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at (877) 679-6667. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to15 calendar days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested at that time in the Fund at the current day’s NAV as defined under “Determination of Net Asset Value” below. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $5,000 ($2,500 for retirement and/or custodial accounts) due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares and that you receive upon the sale of your shares is based on the Fund’s NAV per share. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange are valued at the last sales price reported by the primary exchange on which the securities are listed. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded on a securities exchange for which a last-quoted price is not readily available will be valued at the last bid price.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the assets will be valued at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair value guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Fund’s Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains, at least annually. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions, if any, will consist primarily of net realized capital gains.

Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment dividend income you receive, whether or not reinvested, generally will be taxed as ordinary income. However, distributions of “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the same maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

As a result of the Fund’s investment objectives and strategies, the Fund’s income may include net short-term or long-term gains from certain options transactions. Premium income from option transactions is distributed as short-term capital or long-term capital gains, depending on the holding period of the underlying security, and is subject to ordinary income tax rates.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;
●	Dividends and capital gain distributions are not cashed within 180 days; or
●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the Fund’s current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Symons Capital Management, Inc., 650 Washington Rd, Suite 800, Pittsburgh, PA, 15228, serves as the investment adviser to the Fund pursuant to an agreement between the Adviser and Unified Series Trust, on behalf of the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolios. The Adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or other financial intermediaries to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Adviser has been registered with the SEC since 1983. The Adviser is owned and controlled by Colin E. Symons, CFA, the Adviser’s Chief Investment Officer and the Fund’s Portfolio Manager. As of November 30, 2019, the Adviser managed $272 million in assets.

For its advisory services, the Adviser is paid a fee at the annual rate of 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the Fund’s average daily net assets through March 31, 2030. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. During the fiscal year ended November 30, 2019, the Adviser received a fee equal to 0.19% (after waivers/reimbursements) from the Fund.

A discussion of the factors that the Board considered in determining to renew the Fund’s management agreement is included in the Fund’s semi-annual report for the fiscal period ended May 31, 2019.

If you invest in the Fund through a financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-

transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than shares of other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Manager

Colin E. Symons, CFA. Mr. Symons is solely responsible for the day-to-day management of the portfolio of the Fund. He has been Portfolio Manager for the Fund since its inception in December 2006. Mr. Symons, who holds the Chartered Financial Analyst (CFA) designation, is Chief Investment Officer of the Adviser and Portfolio Manager of the Symons Capital Management Value strategy and the Symons Capital Management Small Cap Value strategy. In conjunction with his portfolio management responsibilities, he oversees and is responsible for the Adviser’s independent equity research. Mr. Symons joined Symons Capital Management in 1997 after working as a software developer in Washington and New York, concentrating on financial services applications for entities such as Chase Manhattan Bank and the Internal Revenue Service. While he was a software developer, Mr. Symons earned the prestigious designation of Microsoft Certified Solutions Developer. Mr. Symons earned his BA at Williams College in three years, at age 20.

The Fund’s Statement of Additional Information provides additional information about the Fund’s Portfolio Manager, including his compensation, other accounts that he manages, and ownership of Fund shares.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund for the periods shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2019, which is available upon request and without charge. The financial highlights for periods prior to March 27, 2019 are derived from the original share class of the Fund that commenced operations in December 2006.

SYMONS VALUE INSTITUTIONAL FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

	For the Year Ended November 30,
	2019	2018	2017	2016	2015
Selected Per Share Data:
Net asset value, beginning of year	$10.37	$11.70	$10.83	$11.07	$12.91
Investment operations:
Net investment income	0.23	0.18	0.18	0.14	0.18
Net realized and unrealized gain (loss) on investments	0.53	0.08 (a)	1.09	0.19	(0.29)
Total from investment operations	0.76	0.26	1.27	0.33	(0.11)
Less distributions to shareholders from:
Net investment income	(0.22)	(0.18)	(0.17)	(0.14)	(0.20)
Net realized gains	(1.36)	(1.41)	(0.23)	(0.43)	(1.53)
Total distributions	(1.58)	(1.59)	(0.40)	(0.57)	(1.73)
Paid in capital from redemption fees(b)	—	—	—	—	—
Net asset value, end of year	$9.55	$10.37	$11.70	$10.83	$11.07
Total Return(c)	10.43%	2.35%	11.93%	3.05%	(1.11)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$15,136	$30,257	$72,984	$90,105	$78,958
Ratio of net expenses to average net assets	1.06%	1.21%	1.21%	1.21%	1.21%
Ratio of expenses to average net assets before waiver	1.81%	1.43%	1.30%	1.30%	1.34%
Ratio of net investment income to average net assets after expense waiver	2.28%	1.53%	1.49%	1.30%	1.61%
Portfolio turnover rate	41%	76%	89%	83%	65%

(a)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(b)	Redemption fees resulted in less than $0.005 per share. Prior to February 25, 2019, the Fund charged a 2.00% redemption fee.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

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FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual Report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected the Fund’s performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains additional information about the Fund and their investment restrictions, risks, policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the Fund’s current SAI and Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet: Download these documents from the Fund’s Internet site at www.symonsfunds.com.

By Telephone: Call Shareholder Services at (877) 679-6667.

By Mail: Send a written request to:

Symons Institutional Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Information about the Fund (including the SAI and other reports) is available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237

SYMONS VALUE INSTITUTIONAL FUND (SVTIX)

A Series of Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

March 29, 2020

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the Symons Value Institutional Fund (the “Fund”) dated March 29, 2020 (the “Prospectus”). This SAI incorporates by reference the Fund’s annual report to shareholders for the fiscal year ended November 30, 2019 (the “Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 46246, by calling Shareholder Services at (877) 679-6667, or by visiting the Fund’s website at www.symonsfunds.com.

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DESCRIPTION OF THE TRUST AND FUND

The Symons Value Institutional Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Fund was formerly known as the Symons Alpha Value Institutional Fund. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Symons Capital Management, Inc. (the “Adviser”). The Symons Value Institutional Fund commenced operations on December 22, 2006.

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers one class of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The Fund may authorize one or more financial intermediaries to receive on their behalves purchase and redemption orders. Such financial intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value (“NAV”) next computed after they are received by an authorized financial intermediary and accepted by the Fund.

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The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.    Common Stocks and Equivalents. The Fund will invest in common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B.    Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

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Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

Other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. When the Fund invests in ADRs or other U.S. dollar-denominated foreign securities, it generally will not be subject to currency risk.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

C.    Income Trusts. The Fund may invest in income trusts, including real estate investment trusts (“REITs”), business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. Income trusts pay out the majority of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Real Estate Investment Trusts. The Fund may invest in REITs. A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. The Fund generally considers equity REITs to be equity securities, while mortgage REITs and hybrid REITs generally are considered fixed income securities. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

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Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as business trusts may cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The Fund may invest in oil royalty trusts that are traded on U.S. stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unit holders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unit holders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional oil and gas exploration and production corporation. However, oil royalty trusts are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial conditions of oil royalty trusts, and the amount of distributions or dividends paid on their securities are dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts also are subject to the risk of an adverse change in the regulation of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during recent years and may continue to do so in the future. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to a royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

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When the Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks which are more fully described above.

D.    Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds, closed-end funds, money market funds, unit investment trusts, and exchange-traded funds (“ETFs”). For example, the Fund may invest in ETFs whose investments are consistent with the Fund’s own investment strategy. In addition, the Fund also may invest in ETFs that do not meet such investment strategy, for defensive and other purposes. Additionally, the Fund may invest in new exchange-traded shares as they become available. The Fund may invest in ETFs whose portfolios consist primarily of commodities. As a shareholder of an investment company, the Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders also may incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to redeem its investment in an underlying fund in the event of dissatisfaction with the fund.

To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks, including risks associated with direct investments in commodities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodities. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

E.    Inverse and Leveraged ETFs. The Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. Inverse ETFs are subject to additional risk not generally associated with traditional ETFs. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. Leveraged ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). An investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P 500 falls 1% (if it is a leveraged ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if it is a leveraged ETF that seeks twice the inverse return, it will lose 2%). By investing in leveraged ETFs and gaining magnified short exposure to a particular index, the Fund can commit fewer assets to the investment in the securities represented in the index than would otherwise be required.

Inverse ETFs present all of the risks that regular ETFs present. In addition, inverse ETFs determine their inverse return on a day-to-day or monthly basis and, as a result, there is no guarantee that the ETFs’ actual long-term returns will be equal to the daily or monthly return that the Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term inverse return of the tracked index. Furthermore, because inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the inverse ETF to lose money and, consequently, the value of the Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the inverse ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. An inverse ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the inverse ETF). Inverse ETFs may also incur capital gains, some of which may be taxed as ordinary income, thereby increasing the amounts of the Fund’s taxable distributions.

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Leveraged ETFs seek leveraged returns relative to an underlying index, such as two or three times the performance of the index, before taxes and fees on a daily basis. A leveraged ETF obtains investment exposure in excess of its assets, and thus will lose more money in a market environment adverse to its strategy than a similar ETF that does not use leverage. The use of leverage could result in the total loss of the Fund’s investment in the ETF. For example, if the Fund invests in an ETF that is designed to seek investment results of two times (2x) the daily performance of a particular index, a 50% decrease in a single day in the value of the index at any point in that day could result in the total loss of the Fund’s investment in the ETF, even if the index subsequently increases in value. Leveraged ETFs typically obtain investment exposure through the aggressive use of derivatives, which may be considered speculative. There is no guarantee that a leveraged ETF will meet its investment objective.

F.     Securities Lending. The Fund may, from time to time, lend securities to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The Fund’s securities lending practices will be limited to no more than 33% of its total assets.

To be acceptable as collateral, letters of credit must be issued by a bank that is deemed satisfactory by the Adviser, and must obligate the bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives amounts equal to the dividends or interest on the loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodial and administrative fees in connection with its securities loans. However, fees may only be paid to a placing broker if (a) the Adviser determines that such fees paid to the placing broker are reasonable and based solely upon services rendered, and (b) the Board separately considers the propriety of any fee shared by the placing broker with the borrower and determines that the fees paid to the placing broker are not used to compensate the Adviser or any of its affiliated persons.

Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the “Code”) and must permit the Fund to re-acquire loaned securities on five days’ notice or in time to vote on any important matter. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

G.    Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

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The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by the Fund may be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

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The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”), and various state regulatory authorities. In addition, the Fund’s ability to use derivative instruments may be limited by certain tax considerations. The Trust on behalf of the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodities Exchange Act (“CEA”), and therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA.

H.    Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

INVESTMENT LIMITATIONS

A.     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.     Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

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2.     Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.     Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.     Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

5.     Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.     Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.     Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.     Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by the paragraphs above, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

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B.    Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1.     Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.     Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.     Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

INVESTMENT ADVISER

Symons Capital Management, Inc., located at 650 Washington Road, Suite 800, Pittsburgh, PA, 15228, serves as the investment adviser to the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Adviser is wholly owned by Mr. Colin E. Symons.

For its advisory services, the Adviser is paid a fee at the annual rate of 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the Fund’s average daily net assets. The contractual agreement is in effect through March 31, 2030. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of November 30, 2019, the Adviser may seek recoupment of investment advisory fees waived and expense reimbursements from the Fund in the amount of $72,811 no later than November 30, 2020, $104,277 no later than November 20, 2021, and $178,086 no later than November 30, 2022.

The following table describes the advisory fees paid to the Adviser by the Fund for the fiscal years indicated.

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Recouped, (Reimbursed and/or Waived by Adviser)	Net Advisory Fees Paid
November 30, 2019	$223,895	$(178,086)	$45,809
November 30, 2018	$483,208	$(104,277)	$378,931
November 30, 2017	$827,953	$(72,811)	$755,142

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The Adviser retains the right to use the name “Symons” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Symons” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser may make payments to financial intermediaries that provide shareholder services and administer shareholder accounts. If a financial intermediary were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Financial intermediaries may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Fund may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

The Fund is managed by Mr. Colin E. Symons, CFA, the Chief Investment Officer for the Adviser (the “Portfolio Manager”). As of November 30, 2019, the Portfolio Manager was also responsible for the management of the following types of other accounts in addition to the Symons Value Institutional Fund:

Colin E. Symons
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	223	$253	0	$0

At present, the Portfolio Manager receives a base salary and participates in a bonus pool that is determined by his achievements, ability and teamwork. The bonus pool consists of the gross revenue of the Adviser less base salaries and operating expenses. The result is that every person at the Adviser has a material stake in the success of every aspect of the Adviser’s work as a team.

The Portfolio Manager provides investment advisory services to other clients of the Adviser in addition to managing the Fund. The Portfolio Manager is obligated to make investment decisions for a client based on each client’s specific investment objective, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and an obligation to treat all accounts fairly and equitably over time. Conflicts may arise as a result of the Portfolio Manager’s multiple roles in managing the Fund and servicing other client accounts. For example, managing the other separate accounts may result in the Portfolio Manager devoting unequal time and attention to the Fund.

Due to similarities in the investment strategies of the Fund and certain other client accounts, the Portfolio Manager’s duties may overlap. For example, the Portfolio Manager may be able to combine responsibilities, such as research and stock selection for the Fund and other separate accounts. However, to the extent that the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if other clients desire to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given day and limited quantities are available, the Adviser has adopted trade allocation procedures pursuant to which purchases and sales normally will be made on a pro rata, average price per share basis, or such other method as it deems fair and reasonable.

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Even where the Fund and multiple separate accounts are managed using similar investment strategies, the Portfolio Manager may take action with respect to the Fund that may differ from the timing or nature of action taken with respect to another client account. For example, there may be circumstances under which the Portfolio Manager will cause one or more separate accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of Fund assets that the Portfolio Manager commits to such investment, and vice versa. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the separate accounts and does not purchase or sell the same investment for the Fund, or vice versa. Accordingly, the Fund’s performance may differ significantly from the results achieved by the Adviser’s other clients. It is possible that one or more of the Adviser’s other client accounts may achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, the Fund may sustain losses during periods in which one or more separate accounts achieve significant profits. The Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of immediate family members. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities. As of November 30, 2019, the Portfolio Manager owned shares of the Symons Value Institutional Fund as indicated in the table below.

Portfolio Manager	Dollar Range of Fund Shares
Colin E. Symons	$1 - $10,000

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

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Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017

Current: Retired (2017 - present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present).

Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001 - 2017).

Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 - present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 24 series.

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Mark J. Seger (1962) Vice President, August 2017 to present	Current: Vice Chairman Ultimus Fund Solutions, LLC, since 2019. Previous: Ultimus Fund Solutions, LLC, President (1999 – 2018) and Co-CEO (2018 - 2019).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Martin R. Dean (1963) Assistant Chief Compliance Officer, January 2016 to present

Current: Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.

Previous: Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013 - 2015).

Stacey A. Havens (1965) Relationship Manager, November 2009 to present

Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC, since 2015.

Previous: Vice President, Relationship Management, Huntington Asset Services, Inc. (1993 - 2015).

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Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Carolyn E. Ford (1956) Assistant Secretary, March 2017 to present	Current: Paralegal, Ultimus Fund Solutions, LLC since March 2017. Previous: Fiscal Officer Hamilton County Ohio (2012 to 2017).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Pricing & Liquidity Committee of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also has served as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2020. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

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Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chairman of the Board. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment product. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007 and currently serves as Chairman of the Audit Committee and the Governance & Nominating Committee of the Board. She served as Senior Risk Officer of Huntington National Bank’s Risk Administration business segment from August 2013 to June 2017. Prior to that, she served as Regulatory Reform Director of Huntington National Bank’s Risk Management business segment from March 2012 to August 2013, Chief Administrative Officer of Huntington’s Wealth Advisors, Government Finance, and Home Lending business segment from November 2010 to March 2012, and Executive Vice President of Huntington from December 2001 to November 2010. She is active as a community leader and serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which serves as custodian of certain series of the Trust. Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Ms. Kelly’s experience as an officer of one of the Trust’s custodial banks and supervisor of one of the Trust’s former administrators provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee (formerly the Pricing Committee), and the Governance & Nominating Committee as described below:

●	The Audit Committee consists of Ms. Kelly and Messrs. Condon and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the year ended December 31, 2019.

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●	The Pricing & Liquidity Committee is responsible for reviewing and approving fair valuation determinations. The Pricing & Liquidity Committee currently consists of Messrs. Grant, Hippenstiel, and Little, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing & Liquidity Committee met four times during the year ended December 31, 2019.

●	The Governance & Nominating Committee currently consists of all of the Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee was formed in May 2019 and met two times during the year ended December 31, 2019.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically, the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and other information. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

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(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2019.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	$1 - $10,000	$1 - $10,000
Daniel J. Condon	None	None
Kenneth G.Y. Grant	$1 - $10,000	$10,001 - $50,000
Nancy V. Kelly	None	None

*	As of the date of this SAI, the Trust consists of 24 series.

Set forth below is the compensation paid during the last fiscal year to the Trustees and compensated officers by the Symons Value Institutional Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

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Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Kenneth G.Y. Grant, Independent Trustee and Chairman of the Board	$2,520	$0	$0	$57,430
Daniel J. Condon, Independent Trustee	$2,070	$0	$0	$47,293
Gary E. Hippenstiel, Independent Trustee and Chairman of the Pricing & Liquidity Committee	$2,520	$0	$0	$57,530
Nancy V. Kelly, Independent Trustee and Chairman of the Audit Committee and the Governance & Nominating Committee	$2,520	$0	$0	$57,530
Stephen A. Little, Independent Trustee	$2,070	$0	$0	$47,293
Ronald C. Tritschler, Independent Trustee	$2,070	$0	$0	$47,293
Lynn E. Wood, Chief Compliance Officer	$8,500	$0	$0	$132,801	[2]

1	As of the date of this SAI the Trust consists of 24 series.

2	In addition to the CCO’s salary listed in the table, the Trust accrues amounts to pay for the CCO’s expenses in connection with compliance-related activities, including due diligence reviews of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of February 29, 2020, Charles Schwab & Co. may be deemed to control the Fund.

As of February 29, 2020, the following persons were considered to be principal shareholders of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	39.83%	Record
National Financial Services, LLC 640 Fifth Avenue New York, NY 10019	13.49%	Record

As of February 29, 2020, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal period ended November 30, 2019, the Fund’s portfolio turnover rate was 41%.

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ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Transfer Agent, subject to oversight by the Trust’s CCO and, ultimately, by the Board.

When you open an account with the Fund, the Transfer Agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the Transfer Agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Transfer Agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. For the fiscal year ended November 30, 2019, the Adviser did not direct any brokerage transactions on behalf of the Symons Value Institutional Fund to brokers on the basis of research services provided by such brokers.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis, through one or more broker-dealers. Blocked transactions can produce better execution for the Fund and other accounts managed by the Adviser because of the increased volume of each such transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the Adviser is selling the same portfolio security for its other client accounts at the same time. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

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Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table presents information about the brokerage commissions paid by the Fund to brokers during the periods indicated.

Fiscal Year Ended	Brokerage Commissions Paid
November 30, 2017	$179,448
November 30, 2018	$96,282
November 30, 2019	$22,501

The Trust, the Adviser and the Fund’s Distributor as defined herein have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at (877) 679-6667. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third-parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s EDGAR system. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s CCO). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s CCO. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Fund’s Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

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The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

PROXY VOTING POLICY

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board.

Absent mitigating circumstances and/or conflicts of interest, it is the Adviser’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. Notwithstanding the foregoing, the Adviser often will vote against a management recommendation with respect to stock option and other executive compensation plan matters. The Adviser monitors corporate actions of issuers of the Fund’s portfolio securities in a manner consistent with the Adviser’s fiduciary duty to vote proxies in the best interests of its clients.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of the Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policies by calling Shareholder Services at (877) 679-6667 or by writing to the Transfer Agent at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the Prospectus. The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

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Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), the Fund will value its securities at their fair value, as of the close of regular trading on the NYSE, as determined in good faith by the Adviser according to guidelines adopted by and subject to review of the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing & Liquidity Committee of the Board. Any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing & Liquidity Committee will review all fair valued securities on a quarterly basis.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair market value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the aggregate amount being redeemed within any 90-day period is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that they actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

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Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

●	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

●	Diversify its investments in securities within certain statutory limits; and

●	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses that the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, if any, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of November 30, 2019, the Fund had no capital loss carryforwards available for federal income tax purposes.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

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If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on the shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant, and administrator. Ultimus is the parent company of the Distributor. Certain officers of the Trust also are officers of the Distributor and/or Ultimus. Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during the periods indicated. The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services.

	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2019
Transfer Agent Fees	$15,000	$15,000	$15,000
Fund Accounting Fees	$33,743	$28,086	$26,339
Administrative Fees	$63,140	$39,923	$30,000

25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd. (“Cohen”), located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 has been selected as Independent Registered Public Accounting Firm for the Fund for the fiscal year ending November 30, 2020. Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services, as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is also an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

ADMINISTRATIVE SERVICES PLAN

The Fund has adopted an Administrative Services Plan pursuant to which the Fund may pay an annual fee of up to 0.10% of the average daily net assets of the Fund to financial intermediaries who provide administrative services to shareholders, or to reimburse the Adviser for compensating such financial intermediaries. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative and shareholder account services to shareholders. The Plan requires that the Fund, its distributor and/or the Adviser enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s shareholders before the Adviser can compensate the financial intermediary pursuant to the Administrative Services Plan.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record-holder and nominee of all shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm required to be included in the SAI are hereby incorporated by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2019 (File No. 811-21237). You can obtain the Annual Report without charge by calling Shareholder Services at (877) 679-6667 or upon written request.

26

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation

1.	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

2.	Copy of Amendment No. 33 to Agreement and Declaration of Trust as filed with the State of Ohio on October 11, 2019 – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

(b)	By-laws adopted. As of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders. None.

(d)	Investment Advisory Contracts.

1.	Copy of Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

2.	(a)	Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)	Copy of Operating Expense Limitation Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed with the Registrant’s registration statement Form N-1A dated January 26, 2018 and incorporated herein by reference.

3.	Copy of Registrant’s Amended and Restated Management Agreement with Iron Financial, LLC dated November 10, 2008 with regard to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2009 and incorporated herein by reference.

4.	(a)	Copy of Registrant’s Amended and Restated Management Agreement with Pekin Hardy Strauss, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

(b)	Copy of Operating Expense Limitation Agreement with Pekin Hardy Strauss, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund - Filed with Registrant’s registration statement on Form N-1A dated January 26, 2018 and incorporated herein by reference.

5.	(a)	Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)	Amendment to Registrant’s Management Agreement with Symons Capital Management, Inc. dated March 30, 2009 with regard to the Symons Value Institutional Fund – Filed herewith.

(c)	Amendment to Registrant’s Management Agreement with Symons Capital Management, Inc. dated March 28, 2019 with regard to the Symons Value Institutional Fund – Filed herewith.

(d)	Amended and Restated Operating Expense Limitation Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund – Filed herewith.

6.	(a)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

(b)	Copy of Registrant’s Amended and Restated Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

(c)	Copy of Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 29, 2017 and incorporated herein by reference.

7.	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

8.	Copy of amended Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

9.	Copy of Registrant’s Management Agreement with SBAuer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

10.	Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated September 17, 2012 and incorporated herein by reference.

11.	(a)	Copy of Registrant’s Management Agreement with Miles Capital, Inc. with regard to the Miles Capital Alternatives Advantage Fund –Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(b)	Copy of Operating Expense Limitation Agreement with Miles Capital, Inc. regarding fee waiver and expense reimbursement with respect to the Miles Capital Alternatives Advantage Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2017 and incorporated herein by reference.

12.	(a)	Form of Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(b)	Form of Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Tactical Multi-Purpose Fund – Filed with the Registrant’s registration statement Form N-1A dated December 29, 2017 and incorporated herein by reference.

13.	(a)	Form of Registrant’s Amended and Restated Management Agreement with Selective Wealth Management, Inc. regarding the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated April 26, 2019 and incorporated herein by reference.

(b)	Form of Registrant’s Management Agreement with Selective Wealth Management, Inc. regarding the Selective Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated March 4, 2019 and incorporated herein by reference.

(c)	Form of Operating Expense Limitation Agreement with Selective Wealth Management, Inc. regarding the Selective Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated March 4, 2019 and incorporated herein by reference.

14.

Form of Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund, and the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2017 and incorporated herein by reference.

15.	(a)	Form of Registrant’s Management Agreement with Essex Investment Management Company, LLC with regard to the Essex Environmental Opportunities Fund – with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

(b)	Form of Operating Expense Limitation Agreement with Essex Investment Management Company, LLC regarding fee waiver and expense reimbursement with respect to the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated December 27, 2018 and incorporated herein by reference.

16.	(a)	Form of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Multi-Asset Income Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2017 and incorporated herein by reference.

(b)	Form of Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Multi-Asset Income Fund - Filed with Registrant’s registration statement on Form N-1A dated September 12, 2017 and incorporated herein by reference.

17.	(a)	Form of Registrant’s Management Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

(b)	Form of Operating Expense Limitation Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund - Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

18.	(a)	Form of Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated August 2, 2019 and incorporated herein by reference.

(b)	Form of Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated August 2, 2019 and incorporated herein by reference.

19.	(a)	Form of Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated August 2, 2019 and incorporated herein by reference.

(b)	Form of Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund – Filed with Registrant’s registration statement on Form N-1A dated August 2, 2019 and incorporated herein by reference.

20.	(a)	Form of Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group U.S. Small Cap Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 2, 2019 and incorporated herein by reference.

(b)	Form of Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding Fisher Investments Institutional Group U.S. Small Cap Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 2, 2019 and incorporated herein by reference.

21.	Form of Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Fisher Investments Institutional Group Stock Fund for Retirement Plans, the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, the Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, and the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2019 and incorporated herein by reference.

22.	(a)	Form of Registrant’s Management Agreement with Standpoint Asset Management, LLC with regard to the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

(b)	Form of Operating Expense Limitation Agreement with Standpoint Asset Management, LLC regarding Standpoint Multi-Asset Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

(c)	Form of Investment Advisory Agreement between Standpoint Asset Management, LLC and Standpoint Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

23.	(a)	Form of Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Core Strategy ETF – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

(b)	Form of Operating Expense Limitation Agreement with Absolute Investment Advisers LLC with regard to the Absolute Core Strategy ETF – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

24.	Form of Subadvisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC with regard to the Absolute Core Strategy ETF – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

(e)	Underwriting Contracts.

1.	Copy of Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated February 1, 2019 – Filed with Registrant’s registration statement on Form N-1A dated February 25, 2019 and incorporated herein by reference.

2.	Copy of Distribution Agreement between Registrant and Northern Lights Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

3.	Copy of Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated December 31, 2019 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2020 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodian Agreements.

1.	Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2.	(a)	Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)	Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A dated December 7, 2005 and incorporated herein by reference.

3.	Copy of Registrant’s Custodian Agreement with MUFG Union Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

4.	Copy of Registrant’s Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

(h)	Other Material Contracts.

1.	Compliance Services Agreement between Registrant and Buttonwood Compliance Partners, LLC – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

2.	Registrant’s Investor Class Administrative Services Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

3.	(a)	Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(b)	Copy of Side Letter Agreement with Pekin Hardy Strauss, Inc. regarding agreement to waive receipt of payments under the plan relating to the Fund’s Investor Class until January 31, 2019 – Filed with Registrant’s registration statement on Form N-1A dated January 26, 2018 and incorporated herein by reference.

4.	(a) Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(b)  Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2018 and incorporated herein by reference.

(c)  Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2019 and incorporated herein by reference.

(d)  Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated December 24, 2019 and incorporated herein by reference.

(e)  Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated December 24, 2019 and incorporated herein by reference.

5.	Registrant’s Service Class Administrative Services Plan for the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

6.	Registrant’s Administrative Services Plan for the Selective Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated March 4, 2019 and incorporated herein by reference.

7.	Registrant’s Amended and Restated Administrative Services Plan for the Symons Value Institutional Fund – Filed herewith.

8.	Form of Authorized Participant Agreement for the Absolute Core Equity ETF – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

(i)	Legal Opinion and Consent.

1.	Legal opinion and consent: The legal opinion was filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and is incorporated herein by reference. The consent of Thompson Hine LLP is filed herewith.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	Rule 12b-1 Plans.

1.	Copy of Revised Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

2.	Copy of Rule 12b-1 Distribution Plan for FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

3.	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

4.	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

5.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

6.	Copy of Rule 12b-1 Distribution Plan with respect to the Class C Shares of the Crawford Small Cap Dividend Fund Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

7.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

8.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

(n)	Rule 18f-3 Plan.

1.	Copy of Amended and Restated Rule 18f-3 Plan for Crawford Dividend Growth Fund, and Crawford Small Cap Dividend Fund Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

2.	Copy of Rule 18f-3 Plan for the Appleseed Fund –Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

3.	Copy of Amended and Restated Rule 18f-3 Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

4.	Copy of Rule 18f-3 Plan for the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

5.	Copy of Rule 18f-3 Plan for the Selective Opportunity Fund – Filed with the Registrant’s registration statement on Form N-1A dated February 26, 2018 and incorporated herein by reference.

6.	Copy of Rule 18f-3 Plan for Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

1.	Registrant’s Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on March 29, 2018 and incorporated herein by reference.

2.	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2018 and incorporated herein by reference.

3.	Code of Ethics adopted by Ultimus Fund Distributors, LLC, as distributor to Registrant – Filed herewith.

4.	Dean Investment Associates, LLC and Dean Financial Services, LLC Code of Ethics and Insider Trading Policy - Filed with Registrant’s registration statement on Form N-1A dated July 27, 2018 and incorporated herein by reference.

5.	Silk Invest Limited Code of Ethics and Insider Trading Policy - Filed with Registrant’s registration statement on Form N-1A dated October 25, 2018 and incorporated herein by reference.

6.	Selective Wealth Management, Inc. Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 19, 2018 and incorporated herein by reference.

7.	Essex Investment Management Company, LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated December 27, 2018 and incorporated herein by reference.

8.	Fisher Asset Management, LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated December 27, 2018 and incorporated herein by reference.

9.	Symons Capital Management, Inc. Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated February 25, 2019 and incorporated herein by reference.

10.	Pekin Hardy Strauss, Inc. Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated January 25, 2019 and incorporated by reference.

11.	Financial Counselors, Inc. Code of Ethics- Filed with Registrant’s registration statement on Form N-1A dated January 25, 2019 and incorporated by reference.

12.	Iron Financial, LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated January 25, 2019 and incorporated herein by reference.

13.	SBAuer Funds, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2019 and incorporated herein by reference.

14.	Crawford Investment Counsel, Inc. Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated April 26, 2019 and incorporated herein by reference.

15.	Miles Capital, Inc. Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated April 26, 2019 and incorporated herein by reference.

16.	Standpoint Asset Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

17.	Absolute Investment Advisers LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

18.	St. James Investment Company, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

19.	Code of Ethics adopted by Northern Lights Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

(q)	Proxy Voting Policies.

1.	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated July 1, 2011 and incorporated herein by reference.

2.	Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

3.	Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

4.	Proxy Voting Policy and Procedures adopted by Pekin Hardy Strauss, Inc. as adviser to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

5.	Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as adviser to Symons Value Institutional Fund– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

6.	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as adviser to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7.	Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

8.	Proxy Voting Policy adopted by Miles Capital, Inc. as adviser to the Miles Capital Alternatives Advantage Fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

10.	Proxy Voting Policy adopted by Fisher Asset Management, LLC as adviser to the Tactical Multi-Purpose Fund and each of the Fisher Investments Institutional Group Funds – Filed with Registrant’s registration statement on Form N-1A dated December 27, 2018 and incorporated herein by reference.

11.	Proxy Voting Policy adopted by Selective Wealth Management, LLC as adviser to the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

12.	Proxy Voting Policy adopted by Essex Investment Management Company, LLC as adviser to the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

13.	Proxy Voting Policy adopted by Silk Invest Limited as adviser to Silk Invest New Horizons Frontier Fund - Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

14.	Proxy Voting Policy adopted by Standpoint Asset Management, LLC as adviser to Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

15.	Proxy Voting Policy adopted by Absolute Investment Advisers, LLC as adviser to Absolute Core Strategy ETF – Filed with Registrant’s registration statement on Form N-1A dated December 20, 2019 and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

MTC Holding Corporation owns 100% of Midwest Trust Company, which as of December 31, 2019 owned 95.91% of the FCI Bond Fund. MTC Holding Corporation also owns 100% of FCI Holding Co., which owns 100% of Financial Counselors, Inc. (the Fund’s investment adviser). Bradley Bergman owns directly or indirectly over 74% of MTC Holding Corporation. As a result, the FCI Bond Fund may be deemed to be under common control with its investment adviser. Each of the above-named companies is organized under the laws of Kansas.

The Dean Funds’ investment adviser, Dean Investment Associates LLC, is wholly owned by C.H. Dean, LLC, which is wholly owned by The C.H. Dean Companies, LLC. The Funds’ sub-adviser, Dean Capital Management, LLC, is controlled, by virtue of a 30% ownership in the sub-adviser, by C.H. Dean LLC. Dennis Dean and Terence Dean are deemed to control The C.H. Dean Companies, LLC and its wholly owned subsidiary, C.H. Dean, LLC by virtue of their controlling ownership interest in the companies. As of June 30, 2019, The C.H. Dean Companies, LLC owned 9.19%, Dennis Dean beneficially owned 12.33% and Terence Dean beneficially owned 12.63% of the Dean Mid Cap Fund. As a result, the Dean Mid Cap Fund may be deemed to be under common control with its investment adviser and sub-adviser. Each of the above-named companies is organized under the laws of Ohio.

Fisher Asset Management, LLC, d/b/a Fisher Investments is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser. As of the commencement of operations of the Tactical Multi-Purpose Fund, the Adviser owned close to 100% of the shares of the Fund, and it is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Tactical Multi-Purpose Fund may be deemed to be under common control with its investment adviser. Fisher Asset Management, LLC is organized under the laws of Delaware and Fisher Investments, Inc. is organized under the laws of California.

Mr. Christopher Devlin is the Managing Member and majority shareholder of the Adviser, Selective Wealth Management, Inc. As of March 31, 2019 more than 25% of the shares of the Selective Opportunity Fund were owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority and it is anticipated that this will be the case in the future. As a result, the Selective Opportunity Fund and the Adviser may be deemed to be under common control. Selective Wealth Management, Inc. is organized under the laws of Delaware.

Mr. Joseph McNay is Managing Member, Chairman, and 44% owner of the Adviser, Essex Investment Management Company, LLC, and, as of August 31, 2019, owned 53.50% of Essex Environmental Opportunities Fund (the “Essex Fund”). As a result, the Essex Fund may be deemed to be under common control with Essex Investment Management Company, LLC, which is organized under the laws of Delaware.

Mr. John H. Crawford, III, Mr. John H. Crawford, IV, and Mr. David B. Crawford each own more than 25% of the Crawford Funds’ investment adviser, Crawford Investment Counsel, Inc. As such, they control the Adviser. As of March 31, 2019 more than 25% of the shares of the Funds were owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority and it is anticipated that this will be the case in the future. As a result, the Crawford Dividend Growth Fund, the Crawford Small Cap Dividend Fund, and the Crawford Multi-Asset Income Fund may be deemed to be under common control with Crawford Investment Counsel, Inc., which is organized under the laws of Georgia.

Mr. Robert C. Auer owns more than 75% of the Auer Growth Fund’s investment adviser, SBAuer Funds, LLC, and, as of February 29, 2020, owned 27.25% of Auer Growth Fund (the “Auer Fund”). As a result, the Auer Fund may be deemed to be under common control with SBAuer Funds, LLC, which is organized under the laws of Indiana.

Item 30.	Indemnification.

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Distribution Agreement with Ultimus Fund Distributors, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust.

The Distribution Agreement with Ultimus Fund Distributors, LLC further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Distribution Agreement with Northern Lights Distributors, LLC provides that the Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

The Distribution Agreement with Northern Lights Distributors, LLC further provides that the Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

The Registrant may maintain a standard trustees and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its trustees and officers, and may cover the advisers and their affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers.

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, the Crawford Small Cap Dividend Fund, and Crawford Multi-Asset Income Fund, each a series of the Trust. John H. Crawford III serves as Founder, Chief Investment Officer and Portfolio Manager of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

2.	Dean Investment Associates, LLC (“Dean”), serves as investment adviser to the Dean Funds. Stephen M. Miller serves as President and Chief Operating Officer of Dean, and each of Debra E. Rindler and Pamela Miller are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

3.	Dean Capital Management, LLC (“DCM”), serves as sub-adviser to the Dean Funds. Douglas Leach and Steven Roth serve as portfolio managers and are owners and members of Dean Capital Management, LLC. Further information about DCM can be obtained from its Form ADV Part I available on the IAPD.

4.	Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Bond Fund. Mr. Roy E. Wiley serves as President, Owner and Chief Compliance Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

5.	Iron Financial, LLC serves as investment adviser to the Iron Strategic Income Fund. Mr. Aaron Izenstark is the President and Mr. Richard Lakin is the Chief Compliance Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

6.	Pekin Hardy Strauss, Inc. (“Pekin”) serves as investment adviser to the Appleseed Fund. Brandon Hardy, William Pekin, Adam Strauss, Joshua Strauss and Patrick Herrington all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

7.	Symons Capital Management, Inc. (“Symons”) serves as the investment adviser for the Symons Fund. Edward L. Symons, Jr. is the Director, Chairman and Founder, Colin E. Symons, CFA, is a Director, Chief Investment Officer, and Vicki Lynn Ellis and Frank L. Fournier each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

8.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. David Gilreath and Mr. Ronald Brock are executive officers of SBA and members of Sheaff Brock Investment Advisors, LLC. Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part I available on the IAPD.

9.	Miles Capital, Inc. (“Miles”) serves as adviser to the Miles Capital Alternatives Advantage Fund. David Miles is the Chairman of Miles and Gregory Boal is the Chief Executive Officer of Miles. Further information about Miles can be obtained from its Form ADV Part I available on the IAPD.

10.	Fisher Asset Management, LLC d/b/a Fisher Investments, the adviser to the Tactical Multi-Purpose Fund and each of the Fisher Investments Institutional Group Funds, provides investment advisory services for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. To the knowledge of Registrant, none of the directors or officers of Fisher Investments is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Further information about Fisher Asset Management can be obtained from its Form ADV Part I available on the IAPD.

11.	Essex Investment Management Company, LLC (“Essex”) serves as the adviser to the Essex Environmental Opportunities Fund. Joseph McNay is Managing Member and Chairman, and controlling owner of Essex. Stephen Cutler, Michael McCarthy, Nancy B. Prial and Robert J. Uek are each executive officers of Essex. Further information about Essex can be obtained from its Form ADV Part I available on the IAPD.

12.	Selective Wealth Management, Inc. (“Selective Wealth”) serves as the adviser to the Selective Opportunity Fund and the Selective Premium Income Fund. Selective Wealth is owned and controlled by Christopher Devlin. Further information about Selective Wealth can be obtained from its Form ADV Part I available on the IAPD.

13.	Silk Invest Limited (“Silk Invest”) serves as the adviser to the Silk Invest New Horizons Frontier Fund. Silk Investment Management Ltd. is a majority owner of Silk Invest. Zin El Abidin Bekkali owns a controlling interest in Silk Investment Management Ltd. Mr. Bekkali is also the Chief Executive Officer & Group CIO of Silk Invest. Further information about Silk Invest can be obtained from its Form ADV Part I available on the IAPD.

14.	Standpoint Asset Management, LLC (“Standpoint”) serves as the adviser to the Standpoint Multi-Asset Income Fund. Standpoint Group, LLC is the majority owner of Standpoint. Eric Crittenden, William Bologna, Courtney Stover, Shawn Serikov, and Matthew Kaplan, who are operators and employees of Standpoint, own Standpoint Group, LLC. Further information about Standpoint can be obtained from its Form ADV Part I available on the IAPD.

15.	Absolute Investment Advisers LLC (“Absolute”) serves as the adviser to the Absolute Core Strategy ETF. Absolute is owned and controlled by James Compson, Brian Hlidek, Christian Aymond and Anthony Bosch, who are employees of Absolute. Further information about Absolute can be obtained from its Form ADV Part I available on the IAPD.

16.	St. James Investment Company, LLC (“St. James”) serves as the subadviser to the Absolute Core Strategy ETF. St. James is owned and controlled by Robert Mark through Sibelius Holdings, LLC of which he is the sole controlling member, and Larry Redell. Further information about St. James can be obtained from its Form ADV Part I available on the IAPD.

Item 32.	Principal Underwriters.

1.	(a)	Ultimus Fund Distributors, LLC is the principal underwriter for some series of the Trust. Ultimus Fund Distributors, LLC serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

AlphaMark Investment Trust

Bruce Fund, Inc.

CM Advisors Family of Funds

Caldwell Orkin Funds, Inc.

Capitol Series Trust

Centaur Mutual Funds Trust

Chesapeake Investment Trust

Commonwealth International Series Trust

Conestoga Funds

Cross Shore Discovery Fund

Eubel Brady & Suttman Mutual Fund Trust

FSI Low Beta Absolute Return Fund

First Western Funds Trust

HC Capital Trust

Hussman Investment Trust

Oak Associates Funds

Papp Investment Trust

Peachtree Alternative Strategies Fund

Red Cedar Fund Trust

Schwartz Investment Trust

Segall Bryant & Hamill Trust The Cutler Trust The Investment House Funds Williamsburg Investment Trust Ultimus Managers Trust Unified Series Trust Valued Advisers Trust Yorktown Funds

(b)	The officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Douglas K. Jones	Vice President	None
Stephen L. Preston	Chief Compliance Officer and Financial Operations Principal	AML Officer
Melvin Van Cleave	Vice President, Chief Technology Officer, and Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

2.	(a)	Northern Lights Distributors, LLC is the principal underwriter for some series of the Trust. Northern Lights Distributors serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: AdvisorOne Funds, Arrow DWA Tactical ETF, Arrow QVM Equity Factor ETF, Arrow Reserve Capital Management ETF, Arrow ETF Trust, Arrow Dogs of the World ETF, Arrow DWA Country Rotation ETF, Centerstone Investors Trust, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Multi-Strategy Growth & Income Fund, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Neiman Funds, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust, Unified Series Trust and Vertical Capital Income Fund.

(b)	The officers of Northern Lights Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Brian Nielsen	Chief Executive Officer and Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/ FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

The address of the Distributor and each of the above-named persons is 17645 Wright Street, Suite 200, Omaha, NE 68130.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b) (2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, OH 43215

U.S. Bank, National Association

1555 N. Rivercenter Drive

Milwaukee, WI 53212

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Pekin Hardy Strauss, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

SB Auer Funds, LLC
8801 River Crossing Blvd., Suite 100
Indianapolis, IN 46240

Crawford Investment Counsel, Inc.

600 Galleria Parkway SE

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, OH 45431

Dean Capital Management, LLC

7400 West 130th Street, Suite 350

Overland Park, KS 66213

Essex Investment Management Company, LLC

125 High Street, 18th Floor

Boston, MA 02110

Financial Counselors, Inc.

5901 College Blvd., Suite 110

Overland Park, KS 66211

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, WA 98607

Iron Financial, LLC 630

Dundee Rd., Suite 200

Northbrook, IL 60062

Miles Capital, Inc.

1415 28th Street, Suite 200 West

Des Moines, IA 50266

Silk Invest Limited

68 Lombard Street

London, EC3V 9LJ

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

Selective Wealth Management, Inc.

828 Main St., Suite 1101

Lynchburg, VA 24504

Standpoint Asset Management, LLC

4250 N. Drinkwater Blvd., Suite 300

Scottsdale, AZ 85251

Absolute Investment Advisers LLC

4 North Street, Suite 2

Hingham, MA 02043

St. James Investment Company, LLC

3838 Oak Lawn Avenue, Suite 1414

Dallas, TX 75219

Each adviser (or sub-adviser) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the adviser manages.

Item 34.	Management Services - None.

Item 35.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 30 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on March 26, 2020.

UNIFIED SERIES TRUST

By:	/s/ David R. Carson*
David R. Carson, President

Attest:

By:	/s/ Zachary Richmond*+
Zachary Richmond, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David R. Carson*	President	March 26, 2020
David R. Carson

/s/ Zachary Richmond*	Treasurer and CFO	March 26, 2020
Zachary Richmond

/s/ Daniel Condon*	Trustee	March 26, 2020
Daniel Condon

/s/ Gary E. Hippenstiel*	Trustee	March 26, 2020
Gary E. Hippenstiel

/s/ Stephen Little*	Trustee	March 26, 2020
Stephen Little

/s/ Ronald Tritschler*	Trustee	March 26, 2020
Ronald Tritschler

/s/ Nancy V. Kelly*	Trustee	March 26, 2020
Nancy V. Kelly

/s/ Kenneth Grant*	Trustee	March 26, 2020
Kenneth Grant

* /s/ Elisabeth A. Dahl
Elisabeth A. Dahl, Attorney in Fact

*	Signed pursuant to a Power of Attorney dated May 14, 2018 (+and May 17, 2018) and filed with Registrant’s registration statement on Form N-1A dated July 27, 2018 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description
EX.99.i.	Legal Consent
EX.99.j.	Consent of Independent Registered Public Accounting Firm
EX.28.d.5.b.	Amendment to Registrant’s Management Agreement with Symons Capital Management, Inc. dated March 30, 2009 with regard to the Symons Value Institutional Fund
EX.28.d.5.c.	Amendment to Registrant’s Management Agreement with Symons Capital Management, Inc. dated March 28, 2019 with regard to the Symons Value Institutional Fund
EX.28.d.5.d.	Amended and Restated Operating Expense Limitation Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund
EX.28.h.7.	Registrant’s Amended and Restated Administrative Services Plan for the Symons Value Institutional Fund
EX.28.p.3	Ultimus Fund Distributors, LLC Code of Ethics